UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2009

FUTURE CANADA CHINA ENVIRONMENT INC.
(Exact name of registrant as specified in its charter)

Nevada	333-150110	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

114 West Magnolia Street, Suite 437, Bellingham, Washington		98225
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (360) 392-2828

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.01 Changes in Control of Registrant

July 7, 2009, Michael Hua Hu, the Company’s former President, Secretary, Treasurer and director, transferred 20,785,000 restricted shares of the Company’s common stock to Kin Bun Kwong, the Company’s Vice President and Legal Representative in the Peoples of Republic of China. Mr. Kwong purchased the shares from personal funds in the amount of $500. Mr. Hua Hu now owns 9.05% of the issued and outstanding shares of the Company. Mr. Kin Bun Kwong now owns 53.8% of the issued and outstanding shares of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTURE CANADA CHINA ENVIRONMENT INC.

/s/ Rui Yang
Rui Yang
President and Director

Date July 20, 2009